EXHIBIT 10.1

ALPINE CREEK, INC.

and its parent company

SEARCHCORE, INC.

____________________________

PROMISSORY NOTE AND STOCK PURCHASE AGREEMENT

15% Senior Promissory Note of Alpine Creek, Inc.

and

Common Stock of SearchCore, Inc.

__________________________

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PROMISSORY NOTE AND STOCK PURCHASE AGREEMENT

This Promissory Note and Stock Purchase Agreement (this “Agreement”) is entered into on November ___, 2014 (the “Effective Date”) by and between Alpine Creek, Inc., a Texas corporation (“Alpine”) and SearchCore, Inc., a Nevada corporation (“SearchCore” and, together with Alpine, each a “Seller” and collectively the “Sellers”), on the one hand, and ___________________________(the “Purchaser”), on the other hand.  The Sellers and the Purchaser shall each be referred to as a “Party” and collectively as the “Parties.”

RECITALS

WHEREAS, Alpine is seeking lenders to lend in the aggregate minimum amount of Two Hundred Thousand Dollars ($200,000) (the “Minimum Offering”) up to Four Hundred Thousand Dollars ($400,000) (the “Maximum Offering”), in units of Twenty Five Thousand Dollars ($25,000) each (each a “Unit” and collectively the “Units”);

WHEREAS, SearchCore has agreed to guaranty repayment of the loans, to issue to each lender one (1) share of its common stock for each one dollar ($1.00) loaned to Alpine, and to allow the Note (as defined below) to be converted into common stock of SearchCore, subject to certain conditions;

WHEREAS, each Unit consists of (a) a 15% senior promissory note in the principal amount of $25,000, the form of which is attached hereto as Exhibit A (the “Note”), and (b) twenty five thousand (25,000) shares of SearchCore’s common stock (the “Shares” and, together with the Note and the shares of common stock to be acquired upon the conversion of the Note, the “Securities”);

WHEREAS, Sellers desire to sell, and the Purchaser desires to purchase Units on the terms and conditions set forth herein.

NOW, THEREFORE, for good and adequate consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

AGREEMENT

1. PURCHASE OF UNITS:  On the Closing Date (as hereinafter defined), subject to the terms and conditions set forth in this Agreement, the Purchaser hereby agrees to purchase, and the Sellers hereby agree to sell, two (2) Units, with each Unit consisting of the Note and the Shares, for a total purchase price of Fifty Thousand Dollars ($50,000) (the “Purchase Price”), which will be the aggregate principal amount of the Note.

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2. CLOSING AND DELIVERY:

a) Upon the terms and subject to the conditions set forth herein, the consummation of the purchase and sale of the Units (the “Closing”) shall be held at the discretion of Sellers once the Minimum Offering is received (the “Closing Date”) with Closings taking place periodically thereafter at the discretion of Sellers until the Maximum Offering is sold.  From the Effective Date until the first Closing, subscriptions will be held by Alpine until the Minimum Offering is received.

b) The Closings shall take place at the offices of counsel for the Sellers set forth in Section 6 hereof, or by the exchange of documents and instruments by mail, courier, facsimile and wire transfer to the extent mutually acceptable to the Parties hereto.

c) At each Closing:

(i) The Sellers and the Purchaser shall execute this Agreement and the Note.

(ii) SearchCore shall execute and deliver to the Purchaser the Guaranty, the form of which is attached hereto as Exhibit B.

d) Within five (5) business days of each Closing, SearchCore shall deliver to the Purchaser the Shares, free from restrictions on transfer except as set forth in this Agreement.

3. REPRESENTATIONS, WARRANTIES AND AGREEMENTS BY PURCHASER:  The Purchaser hereby represents, warrants and agrees as follows:

a)  Purchase for Own Account.  Purchaser is acquiring the Securities solely for his, her, or its own account and beneficial interest for investment and not for sale or with a view to distribution of the Securities or any part thereof, has no present intention of selling (in connection with a distribution or otherwise), granting any participation in, or otherwise distributing the same, and does not presently have reason to anticipate a change in such intention.

b)  Ability to Bear Economic Risk.  Purchaser acknowledges that an investment in the Securities involves a high degree of risk, and represents that he, she, or it is able, without materially impairing his, her or its financial condition, to hold the Securities for an indefinite period of time and to suffer a complete loss of his, her, or its investment.

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c)  Access to Information.  The Purchaser acknowledges that the Purchaser has been furnished with such financial and other information concerning the Sellers, the directors and officers of the Sellers, and the business and proposed business of the Sellers as the Purchaser considers necessary in connection with the Purchaser’s investment in the Securities.  As a result, the Purchaser is thoroughly familiar with the proposed business, operations, properties and financial condition of the Sellers and has discussed with officers of the Sellers any questions the Purchaser may have had with respect thereto.  The Sellers’ financial statements represent current outstanding obligations, including tax obligations.  The Sellers believe they will pay off these obligations either through a capital raise or through structured payments.  The Purchaser understands:

(i) The risks involved in this investment, including the speculative nature of the investment;

(ii) The financial hazards involved in this investment, including the risk of losing the Purchaser’s entire investment;

(iii) The lack of liquidity and restrictions on transfers of the Securities; and

(iv) The tax consequences of this investment.

The Purchaser has consulted with the Purchaser’s own legal, accounting, tax, investment and other advisers with respect to the tax treatment of an investment by the Purchaser in the Securities and the merits and risks of an investment in the Securities.

d)  Securities Part of Private Placement.  The Purchaser has been advised that the Securities have not been registered under the Securities Act of 1933, as amended (the “Act”), or qualified under the securities law of any state, on the ground, among others, that no distribution or public offering of the Securities is to be effected and the Securities will be issued by the Sellers in connection with a transaction that does not involve any public offering within the meaning of section 4(a)(2) of the Act and/or Rule 506 of Regulation D as promulgated by the Securities and Exchange Commission under the Act, and under any applicable state blue sky authority.  The Purchaser understands that the Sellers are relying in part on the Purchaser’s representations as set forth herein for purposes of claiming such exemptions and that the basis for such exemptions may not be present if, notwithstanding the Purchaser’s representations, the Purchaser has in mind merely acquiring the Securities for resale on the occurrence or nonoccurrence of some predetermined event.  The Purchaser has no such intention.

e)  Purchaser Not Affiliated with Sellers.  The Purchaser, either alone or with the Purchaser’s professional advisers (i) are unaffiliated with, have no equity interest in, and are not compensated by the Sellers or any affiliate or selling agent of the Sellers, directly or indirectly; (ii) has such knowledge and experience in financial and business matters that the Purchaser is capable of evaluating the merits and risks of an investment in the Securities; and (iii) has the capacity to protect the Purchaser’s own interests in connection with the Purchaser’s proposed investment in the Securities.

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f)  Further Limitations on Disposition.  Purchaser further acknowledges that the Securities are restricted securities under Rule 144 of the Act, and, therefore, when SearchCore issues certificates reflecting the ownership interest in the Shares or the shares to be acquired upon the conversion of the Note, those certificates will contain a restrictive legend substantially similar to the following:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO (i) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND ANY APPLICABLE STATE LAWS, (ii) TO THE EXTENT APPLICABLE, RULE 144 UNDER THE ACT (OR ANY SIMILAR RULE UNDER THE ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (iii) AN OPINION OF COUNSEL, IF SUCH OPINION SHALL BE REASONABLY SATISFACTORY TO COUNSEL TO THE ISSUER, THAT AN EXEMPTION FROM REGISTRATION UNDER THE ACT AND APPLICABLE STATE LAW IS AVAILABLE.

Without in any way limiting the representations set forth above, Purchaser further agrees not to make any disposition of all or any portion of the Securities unless and until:

(i) There is then in effect a Registration Statement under the Act covering such proposed disposition and such disposition is made in accordance with such Registration Statement; or

(ii) Purchaser shall have notified SearchCore of the proposed disposition and shall have furnished SearchCore with a detailed statement of the circumstances surrounding the proposed disposition, and if reasonably requested by SearchCore, Purchaser shall have furnished SearchCore with an opinion of counsel, reasonably satisfactory to SearchCore, that such disposition will not require registration under the Act or any applicable state securities laws.

Notwithstanding the provisions of subparagraphs (i) and (ii) above, no such registration statement or opinion of counsel shall be necessary for a transfer by such Purchaser to a partner (or retired partner) of Purchaser, or transfers by gift, will or intestate succession to any spouse or lineal descendants or ancestors, if all transferees agree in writing to be subject to the terms hereof to the same extent as if they were Purchasers hereunder as long as the consent of the Sellers is obtained.

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g)  Accredited Investor Status.  Purchaser is an “accredited investor” as such term is defined in Rule 501 under the Act because Purchaser either:

(i) has a net worth of at least $1,000,000 (for purposes of this question, Purchaser may include spouse's net worth and may include the fair market value of home furnishings and automobiles, but must exclude from the calculation the value of Purchaser’s primary residence and the related amount of any indebtedness on primary residence up to the fair market value of the primary residence (any indebtedness that exceeds the fair market value of the primary residence must be deducted from net worth calculation)), or

(ii) had an individual income of more than $200,000 in each of the two most recent calendar years, and reasonably expects to have an individual income in excess of $200,000 in the current calendar year; or along with Purchaser’s spouse had joint income in excess of $300,000 in each of the two most recent calendar years, and reasonably expects to have a joint income in excess of $300,000 in the current calendar year.

For purposes of this Agreement, “individual income” means “adjusted gross income” as reported for Federal income tax purposes, exclusive of any income attributable to a spouse or to property owned by a spouse:  (i) the amount of any interest income received which is tax-exempt under Section 103 of the Internal Revenue Code of 1986, as amended, (the “Code”), (ii) the amount of losses claimed as a limited partner in a limited partnership (as reported on Schedule E of form 1040), (iii) any deduction claimed for depletion under Section 611 et seq. of the Code and (iv) any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income pursuant to the provisions of Sections 1202 of the Internal Revenue Code as it was in effect prior to enactment of the Tax Reform Act of 1986.

For purposes of this Agreement, “joint income” means, “adjusted gross income,” as reported for federal income tax purposes, including any income attributable to a spouse or to property owned by a spouse, and increased by the following amounts:  (i) the amount of any interest income received which is tax-exempt under Section 103 of the Internal Revenue Code of 1986, as amended (the “Code”), (ii) the amount of losses claimed as a limited partner in a limited partnership (as reported on Schedule E of Form 1040), (iii) any deduction claimed for depletion under Section 611 et seq. of the Code and (iv) any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income pursuant to the provisions of Section 1202 of the Internal Revenue Code as it was in effect prior to enactment of the Tax Reform Act of 1986.

h)  Purchaser Qualifications.

(i) If the Purchaser is an individual, the Purchaser is over 21 years of age; and if the Purchaser is an unincorporated association, all of its members are of such age.

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(ii) If the Purchaser is a corporation, partnership, employee benefit plan or IRA, the Purchaser was either:

(a) not formed for the purpose of investing in the Securities, has or will have other substantial business or investments, and is (please check one):

_____  an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, provided that the investment decision is made by a plan fiduciary, as defined in section 3(21) of such Act, and the plan fiduciary is a bank, savings and loan association, insurance company or registered investment adviser; or

_____  an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974 that has total assets in excess of $5,000,000; or

_____  each of its shareholders, partners, or beneficiaries is an Accredited Investor; or

_____  the plan is a self directed employee benefit plan and the investment decision is made solely by a person that is an Accredited Investor; or

_____  a corporation, a partnership, or a Massachusetts or similar business trust with total assets in excess of $5,000,000.

(b) formed for the specific purpose of investing in the Securities, and is an Accredited Investor because each of its shareholders or beneficiaries is an Accredited Investor.

(iii) If the Purchaser is a Trust, the Purchaser was either:

(a) not formed for the specific purpose of investing in the Securities, and is an Accredited Investor because (please check one):

_____  the trust has total assets in excess of $5,000,000 and the investment decision has been made by a “sophisticated person”; or

_____  the trustee making the investment decision on its behalf is a bank (as defined in Section 3(a)(2) of the Act), a saving and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act, acting in its fiduciary capacity; or

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_____  the undersigned trustee certifies that the trust is an Accredited Investor because the grantor(s) of the trust may revoke the trust at any time and regain title to the trust assets and has (have) retained sole investment control over the assets of the trust and the (each) grantor(s) is an Accredited Investor; or

_____  the undersigned trustee certifies that the trust is an Accredited Investor because all of the beneficial owners of the trust are Accredited Investors

(b) formed for the specific purpose of investing in the Securities, and the undersigned trustee certifies that the trust is an Accredited Investor because the grantor(s) of the trust may revoke the trust at any time and regain title to the trust assets and has (have) retained sole investment control over the assets of the trust and the (each) grantor(s) is an Accredited Investor.

i) Purchaser Authorization.  The Purchaser, if not an individual, is empowered and duly authorized to enter into this Agreement under any governing document, partnership agreement, trust instrument, pension plan, charter, certificate of incorporation, bylaw provision or the like; this Agreement constitutes a valid and binding agreement of the Purchaser enforceable against the Purchaser in accordance with its terms; and the person signing this Agreement on behalf of the Purchaser is empowered and duly authorized to do so by the governing document or trust instrument, pension plan, charter, certificate of incorporation, bylaw provision, board of directors or stockholder resolution, or the like.

j) No Backup Withholding.  The Social Security Number or taxpayer identification shown in this Agreement is correct, and the Purchaser is not subject to backup withholding because (i) the Purchaser has not been notified that he or she is subject to backup withholding as a result of a failure to report all interest and dividends or (ii) the Internal Revenue Service has notified the Purchaser that he or she is no longer subject to backup withholding.

4. REPRESENTATIONS, WARRANTIES AND AGREEMENTS BY THE SELLERS:  The Sellers, severally but not jointly, hereby represent, warrant and agree as follows:

a)  Authority of Sellers.  The Sellers have all requisite authority to execute and deliver this Agreement and to carry out and perform their obligations under the terms of this Agreement.

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b)  Authorization.  All actions on the part of the Sellers necessary for the authorization, execution, delivery and performance of this Agreement by the Sellers and the performance of the Sellers’ obligations hereunder has been taken or will be taken prior to the issuance of the Securities.  This Agreement, when executed and delivered by the Sellers, shall constitute valid and binding obligations of the Sellers enforceable in accordance with their terms, subject to laws of general application relating to bankruptcy, insolvency, the relief of debtors and, with respect to rights to indemnity, subject to federal and state securities laws.  The issuance of the Securities will be validly issued, fully paid and nonassessable, will not violate any preemptive rights, rights of first refusal, or any other rights granted by Sellers, and will be issued in compliance with all applicable federal and state securities laws, and will be free of any liens or encumbrances, other than any liens or encumbrances created by or imposed upon the Purchaser through no action of Sellers; provided, however, that the Securities may be subject to restrictions on transfer under state and/or federal securities laws as set forth herein or as otherwise required by such laws at the time the transfer is proposed.

c)  Governmental Consents.  All consents, approvals, orders or authorizations of, or registrations, qualifications, designations, declarations or filings with, any governmental authority required on the part of Sellers in connection with the valid execution and delivery of this Agreement, the offer, sale or issuance of the Securities, or the consummation of any other transaction contemplated hereby shall have been obtained, except for notices required or permitted to be filed with certain state and federal securities commissions, which notices will be filed on a timely basis.

e)  Securities Filings.  SearchCore is current in its filings with the Securities and Exchange Commission under the Securities Exchange Act of 1934.

f)  Use of Proceeds.  The net proceeds from the sale of the Units will be used and is subject to the limitations set forth in in Exhibit C attached hereto and made a part hereof.

g)  Shell Status.  SearchCore was, in the past, a “shell” corporation as defined in Rule 12b-2 under the Securities Exchange Act of 1934 (the “Exchange Act”) and Rule 144(i) promulgated under the Securities Act of 1933 (the “Securities Act”), and therefore the Purchaser understands and acknowledges that, in addition to a six (6) month holding period beginning with the Effective Date, he, she or it is restricted from selling the Shares and the shares of common stock to be acquired upon the conversion of the Note in a public market transaction until the earlier of (i) the effectiveness of a registration statement filed by SearchCore, or (ii) until SearchCore “cures” its shell status by meeting the following requirements:

(1) SearchCore is no longer a shell company as defined in Rule 144(i)(1);

(2) SearchCore has filed all reports (other than Form 8-K reports) required under the Exchange Act for the preceding 12 months (or for a shorter period that the issuer was required to file such reports and materials); and

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(3) SearchCore has filed current “Form 10 information” with the Commission reflecting its status as an entity that is no longer an issuer described in Rule 144(i)(1), and at least one year has elapsed since the issuer filed that information with the Commission.  See Rule 144(i)(2).

SearchCore filed “Form 10 information” on March 1, 2011 when it filed a Registration Statement on Form S-1, and subsequently a Registration Statement on Form 10 on January 31, 2013 for the purpose of becoming subject to the reporting requirements of the Securities Exchange Act of 1934, which went effective automatically sixty (60) days after its filing and accordingly SearchCore is “cured” of its shell status as of the date hereof.  Notwithstanding the foregoing, SearchCore could become subject to Rule 144(i) in the future if any of the three obligations above are not satisfied.

5. INDEMNIFICATION:  The Purchaser hereby agrees to indemnify and defend Sellers and their officers and directors and hold them harmless from and against any and all liability, damage, cost or expense incurred on account of or arising out of:

(a) Any breach of or inaccuracy in the Purchaser’s representations, warranties or agreements herein;

(b) Any disposition of any Securities contrary to any of the Purchaser’s representations, warranties or agreements herein; and

(c) Any action, suit or proceeding based on (i) a claim that any of said representations, warranties or agreements were inaccurate or misleading or otherwise cause for obtaining damages or redress from Sellers or any director or officer of Sellers under the Act, or (ii) any disposition of any Securities.

6. MISCELLANEOUS:

a)  Binding Agreement.  The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the Parties.  Nothing in this Agreement, expressed or implied, is intended to confer upon any third party any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

b)  Governing Law; Venue.  This Agreement shall be governed by and construed under the laws of the State of Texas as applied to agreements among Texas residents, made and to be performed entirely within the State of Texas.  The Parties agree that any action brought to enforce the terms of this Agreement will be brought in the appropriate federal or state court having jurisdiction over Smith County, Texas, United States of America.

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c)  Counterparts.  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

d)  Titles and Subtitles.  The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

e)  Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the Party to be notified, (b) when sent by confirmed facsimile if sent during normal business hours of the recipient, if not, then on the next business day, or (c) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt.  All communications shall be sent as follows:

If to Sellers:	SearchCore, Inc.
Alpine Creek, Inc.
500 North Northeast Loop 323
Tyler, TX 75708
Attn: James Pakulis

with a copy to:	Clyde Snow & Sessions, PC
201 S. Main Street, 13th Floor
Salt Lake City, UT 84111
Attn: Brian A. Lebrecht

If to Purchaser:

or at such other address as Sellers or Purchaser may designate by ten (10) days advance written notice to the other Party hereto.

f)  Modification; Waiver.  No modification or waiver of any provision of this Agreement or consent to departure therefrom shall be effective unless in writing and approved by the Parties.

g)  Entire Agreement; Successors.  This Agreement and the Exhibits hereto constitute the full and entire understanding and agreement between the Parties with regard to the subjects hereof and no Party shall be liable or bound to the other Party in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein.  The representations, warranties and agreements contained in this Agreement shall be binding on the Purchaser’s successors, assigns, heirs and legal representatives and shall inure to the benefit of the respective successors and assigns of the Parties and their directors and officers.

h)  Expenses.  Each Party shall pay their own expenses in connection with this Agreement.  In addition, should either Party commence any action, suit or proceeding to enforce this Agreement or any term or provision hereof, then in addition to any other damages or awards that may be granted to the prevailing Party, the prevailing Party shall be entitled to have and recover from the other Party such prevailing Party’s reasonable attorneys’ fees and costs incurred in connection therewith.

i)  Currency.  All currency is expressed in U.S. dollars.

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In Witness Whereof, the Parties have executed this Promissory Note and Stock Purchase Agreement as of the date first written above.

“Alpine”	“Purchaser”

Alpine Creek, Inc.,
a Texas corporation

By: James Pakulis
Its: President

Dated:	Dated:

“SearchCore”

SearchCore, Inc.,
a Nevada corporation

By: James Pakulis
Its: President and Chief Executive Officer

No. of Units:________________________________________	($25,000 per Unit, minimum of one (1) Unit)
Face Value of Note: $_________________________________	(equal to the Purchase Price)
No. of Shares:_______________________________________	(25,000 Shares for each Unit purchased)

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To be completed by each Purchaser:

Email:	SSN or FEIN:

Home Phone:	Work Phone:

Street Address:

State of Residence: ________________________________________________________

For how long?____________________________________________________________

Do you maintain a residence in any other state? __________________________________

In which state(s) do you

File state income tax returns: _____________________________________________

Vote: _______________________________________________________________

Hold current driver’s license: ____________________________________________

Maintain a house or apartment: ___________________________________________

Affiliations with SearchCore: ________________________________________________________

______________________________________________________________________________

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Exhibit A

15% Senior Promissory Note

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Exhibit B

Guaranty

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Exhibit C

Use of Proceeds

All of the proceeds from the sale of the Units (the “Proceeds”) will be placed into a segregated, interest bearing checking account of Alpine.  The Proceeds will be loaned as short-term financing in order to expedite and/or assist customers of SearchCore and its wholly-owned subsidiary, Wisdom Homes of America, Inc. (“Wisdom”), in purchasing a manufactured home from Wisdom.  The customer loans will be secured by a first-position lien and/or UCC-1 filing in assets such as other manufactured homes, land, automobiles, recreational vehicles, campers, boats, etc.  The decision as to what is acceptable collateral will be at the discretion of the Alpine.  Alpine will not loan more than Thirty Thousand Dollars ($30,000) of the Proceeds to any single borrower or in connection with any single transaction.

See also attached Funding Requirements and Guidelines.

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FUNDING REQUIREMENTS & GUIDELINES:

Purpose Of  The Funding Guidelines:

The purpose of the Funding Guidelines are to provide a clear understanding as to the rules, requirements and guidelines related to the deployment of capital (i.e. funds) from the Credit Facility to the borrower.

Purpose Of Loan:

All loans are to be used for short term financing in order to assist the borrower in a manufactured home purchase from Wisdom Homes Of America, Inc.

Short Term Financing:

In general, short term financing is defined as a period between 1 - 120 days.

Management:

Management of the Credit Facility are Jim Pakulis and Brent Nelms.

Collateral:

Funds loaned against asset(s) must be fully collateralized against those asset(s). Collateralization will occur only when the Credit Facility receives 1) clear title or 2) a first lien position on the assets pledged and in which the loan is funded against.  All collateral must be physically inspected by management or management’s representative prior to funding.

Definition Of Assets To Be Used As Collateral

Real Property:

Real property is defined as unimproved and improved land, land with structure(s), manufactured home affixed to the land, mobile home affixed to the land, modular home affixed to the land, conventional structure (i.e. stick built house).

Personal Property:

Personal property is defined as 5thwheel trailer, camper trailer, boat, automobile, recreational vehicle, plane, motorcycle, and/or quad.  If another asset presents itself, then management, in management’s sole discretion, will determine the collateralization of the asset and whether a loan may be made against the asset.  Assets that must be in the possession of the Credit Facility prior to or at the time of funding include automobile, truck, 5th wheel, camper trailer, boat, motorcycle and/or quad.

Possession Of Collateral:

Real property used as collateral will be maintained at its existing location.

Personal property used as collateral will be transferred to one of Wisdom Homes Of America retail locations. Exceptions to this rule will be personal property that cannot reasonably be kept at the retail center (i.e. airplane).

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Clear Title:

On personal property used as collateral against the loan, clear title to the asset must be transferred to the Credit Facility prior to funds being loaned to the borrower.  Clear title is defined as the original title with executed Bill Of Sale. The Credit Facility may make case by case exceptions as it relates to the title if, in management’s best judgment, the borrower provides evidence demonstrating that they are the rightful owner of the asset and the assets is not currently pledged or collateralized.  This includes but is not limited, to an executed powers of attorney, re-issue of the title from the motor vehicle department or other governmental agency, or other demonstrative instruments.

First Lien Position:

On real property used as collateral against the loan, a first lien position must be taken on the real property prior to funds being loaned to the borrower.  A title report must be obtained and reviewed by management and clear title on the subject property must be evident.  The filing and recordation of the first lien position will be performed through the title company prior to funds being loaned to borrower.

Valuation of assets:

Management will perform due diligence in determining the value of the asset including, but not limited, to obtaining comparable values of other like or similar assets on the internet, contacting retail centers that sell a similar asset, or reviewing references for valuations (i.e. Kelley Blue Book).  Management, in its sole discretion, will determine the value of the asset in which funds are being loaned against.  The maximum management is allowed to fund is one hundred percent of the determined value of the asset.

Minimum Loan Per Transaction:

$1,000.00 – No loan may be less than $1,000 per transaction

Maximum Loan Per Transaction:

$30,000.00 – No loan may be greater than $30,000 per transaction

Personal Guarantee:

All borrowers will be required to sign a personal guarantee for the loan, in addition to providing collateral.

Files:

Documentation must be maintained in each file. Documentation will be based on the asset in which funds are loaned against, but shall include items such as original title or other written instruments approved by management, first lien documents, title report, value references (ie copies of Kelley’s Blue Book values), personal guarantee from borrower, mortgage approval, personal financial information and identification of borrower.

Loan Approvals:

All loans submitted to a lender must have a formal loan approval (conditions pending acceptable) from an “Approved” lender. A copy of the approval must be reviewed by the Credit Facility and in the file before disbursement of funds.

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Approved Service Providers:

Management will maintain a list of approved service providers. Service providers include escrow/title companies, mortgage lenders and brokers, appraisers and general contractors. The approved service providers must have an active license, business certificate or evidence of good standing within the state they do business, as well as the necessary insurance.

General Contractors (and sub-contractors):

General Contractors and sub-contractors must be on the approved contractor list. Contract must be licensed and insured in Texas, or in the state in which the services are being performed as it relates to the credit facility. Contractors must supply Credit Facility with W-9’s. Credit Facility must receive a lien waiver from the contractor upon completion of their work and receipt of payment from Credit Facility. In general, contractors work includes the installation of the following; electrical, dirt & pad, HUD/FHA permanent foundation*, septic, sewer hookup, air conditioner, installation of water lines, water meter, and manufactured home. The installation of a manufactured home includes joining the two halves, tying down to the foundation, trimming the exterior and roofing. The copies of all invoices on construction loans must be in the borrowers file.

Bank Account:

Management will maintain a bank account specifically for the Credit Facility funds. This account may not be used for any other purpose then to conduct Credit Facility business and transactions.

Quarterly Disbursement:

Management will disburse interest payments on a quarterly basis.

Monthly Reporting:

Management is required to provide a monthly report to investors showing a summary of loans and loan approval sheet, which demonstrates the borrower met the established criteria and that appropriate collateral is in place.  This must be sent to the investor no later than the 5th day of the following month.

Shortfall:

If, after an individual loan transaction closes, the company has failed to recoup the initial investment, the company is responsible for paying the difference of the loaned amount and the shortfall on that specific transaction.  The reconciliation must be done no later than 30 days after the closing of the transaction.

90 Day Rule:

the company shall have the obligation and is required to report to the investors if, after 90 days from funding a transaction, the company does not believes it is likely they will recoup all of the investment capital used to make the transaction.

*HUD/FHA Permanent Foundation is a foundation that has been inspected by an FHA representative. The inspection includes reviewing the foundation plans, footings, and termite treatment.  These more stringent requirements are necessary for the borrower to receive an FHA approved mortgage.

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